CHARGES (ASSETS PLEDGED)	12 Months Ended
Dec. 31, 2011
CHARGES (ASSETS PLEDGED) [Abstract]
CHARGES (ASSETS PLEDGED)
NOTE 10:-	CHARGES (ASSETS PLEDGED)

a.
In order to secure the Company's obligations and performance pursuant to the New Agreement with Plenus described in Note 8b, the Company recorded a first priority fixed charge in favor of the lender on all of its intellectual property, and a first priority floating charge in favor of the lender on all of its rights, title and interest in all its assets. The Security Agreements contain certain limitations, among other things, on the Company's ability to materially change its business, incur certain additional liabilities and pay dividends, without the consent of the lenders. The aforesaid pledges expired upon full repayment of the loan in January 2012.

b.	As collateral for certain liabilities of the Company to banks and others, fixed charges have been recorded on certain property and equipment of the Company.